UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MGPI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 1, 2021, MGP Ingredients, Inc. (the "Company", or "MGP") filed with the United States Securities and Exchange Commission (the "SEC") on Form 8-K (the "Initial 8-K") to report the completion of its previously-announced merger pursuant to the Agreement and Plan of Merger with London HoldCo, Inc. (“HoldCo”), Luxco Group Holdings, Inc., LRD Holdings LLC, LDL Holdings DE, LLC, and KY Limestone Holdings LLC (together with their subsidiaries, “Luxco” or “Luxco, Inc. and Affiliates”), the shareholders of HoldCo (the “Sellers”), and Donn S. Lux, as Sellers’ Representative, pursuant to which the Company agreed to merge HoldCo with and into the Company with the Company surviving the merger.

The purpose of this amendment to the Initial 8-K is to provide the historical audited combined financial statements of Luxco required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which information was excluded from the Initial 8-K in reliance upon the instructions to such items.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Luxco would have achieved had the companies been combined during the period presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the merger.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined financial statements of Luxco, Inc. and Affiliates for the years ended December 31, 2020 and 2019, are filed herewith as Exhibit 99.1

(b) Pro forma financial information.

The Unaudited Pro Forma Combined Balance Sheet of the Company as of December 31, 2020, the Unaudited Pro Forma Combined Statement of Income for the year ended December 31, 2020 and the notes to the unaudited pro forma combined financial information, all giving effect to the merger of Luxco, are filed herewith as Exhibit 99.2

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited combined financial statements of Luxco, Inc. and Affiliates for the years ended December 31, 2020 and 2019

99.2	Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2020 and the accompanying notes thereto

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        MGP INGREDIENTS, INC.

Date: June 16, 2021	By:	/s/ Brandon M. Gall
Brandon M. Gall, Vice President, Finance and Chief Financial Officer